                                         Morgan Stanley Global Strategist Fund
                                             Item 77(O) 10F-3 Transactions
                                           February 1, 2010 - July 31, 2010
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

                                                                     Amount of     % of     % of
              Purchase/     Size    Offering        Total             Shares     Offering   Funds
Security        Trade        of     Price of      Amount of         Purchased   Purchased   Total                       Purchased
Purchased       Date      Offering   Shares       Offering           By Fund     By Fund   Assets      Brokers           From
---------     ---------   --------  --------      ---------------   ---------   ---------  ------  ------------------- ----------

Pacific       02/04/10    -         $99.303       $450,000,000.00   130,000     0.03%      0.10%   BofA Merrill        UBS
LifeCorp                                                                                           Lynch, J.P.         Warburg
 6.000%                                                                                            Morgan, UBS
   due                                                                                             Investment Bank,
2/10/2020                                                                                          Barclays Capital,
                                                                                                   BNP Paribas, BNY
                                                                                                   Mellon Capital
                                                                                                   Markets,LLC,
                                                                                                   Calyon, Citi,
                                                                                                   Commerzbank
                                                                                                   Corporates &
                                                                                                   Markets, Deutsche
                                                                                                   Bank Securities,
                                                                                                   HSBC, Mitsubishi
                                                                                                   UFJ Securities,
                                                                                                   PNC Capital Markets
                                                                                                   LLC, RBS, Societe
                                                                                                   Generale, The
                                                                                                   Williams Capital
                                                                                                   Group, L.P.,
                                                                                                   U.S. Bancorp
                                                                                                   Investments, Inc.,
                                                                                                   Wells Fargo
                                                                                                   Securities



Life          02/11/10    -         $99.796       $750,000,000.00   180,000     0.02%      0.14%   BofA Merrill Lynch,  Banc of
Technologies                                                                                       Goldman Sachs & Co., America
  Corp.                                                                                            J.P. Morgan, DnB
6.000%                                                                                             NOR, Mizuho
   due                                                                                             Securities USA,
3/1/2020                                                                                           Markets, Scotia
                                                                                                   Capital BNP Paribas
                                                                                                   Inc., Morgan Stanley,
                                                                                                   RBS



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

Nationwide    02/18/10    -         $99.765       $800,000,000.00   525,000     0.06%      0.41%    Barclays Capital    Banc Of
Building                                                                                            Inc., Banc of       America
 Society                                                                                            America Securities
 6.250%                                                                                             LLC, Morgan Stanley
   due                                                                                              & Co. Incorporated
2/25/2020


Comcast       02/24/10    -         $99.899       $1,400,000,000.00 115,000     0.06%     0.09%     Deutche Bank        Greenwich
  Corp.                                                                                             Securities,         Capital
 5.150%                                                                                             Mitsubishi UFJ
   due                                                                                              Securities, RBS,
3/1/2020                                                                                            UBS Investment Bank,
                                                                                                    BofA Merrill Lynch,
                                                                                                    Barclays Capital,
                                                                                                    BNP Paribas, Citi,
                                                                                                    Daiwa Securities
                                                                                                    America Inc.,
                                                                                                    Goldman Sachs & Co.,
                                                                                                    J.P. Morgan, Morgan
                                                                                                    Stanley, Wells Fargo
                                                                                                    Securities,
                                                                                                    Broadpoint.Gl
                                                                                                    eacher, SunTrust
                                                                                                    Robinson Humphrey,
                                                                                                    Lloyds TSB Corporate
                                                                                                    Markets,  Mizuho
                                                                                                    Securities USA Inc.,
                                                                                                    US Bancorp
                                                                                                    Investments, Inc.,
                                                                                                    BNY Mellon Capital
                                                                                                    Markets, LLC, Loop
                                                                                                    Capital Markets, LLC,
                                                                                                    The Williams Capital
                                                                                                    Group, L.P., Blaylock
                                                                                                    Robert Van, LLC, M.R.
                                                                                                    Beal & Company,
                                                                                                    Ramirez & Co., Inc.,
                                                                                                    Guzman & Company



Nomura        02/25/10       -      $99.791       $1,500,000,000.00 95,000      0.00%     0.07%     Nomura Securities,    Nomura
Holdings                                                                                            BofA Merrill Lynch,   Securities
  Inc.                                                                                              Citi, Deutsche Bank
 6.700%                                                                                             Securities, HSBC,
   due                                                                                              J.P. Morgan,
3/4/2020                                                                                            Mitsubishi UFJ
                                                                                                    Securities, UBS
                                                                                                    Investmend Bank,
                                                                                                    Wells Fargo
                                                                                                    Securities



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

Municipal     03/05/10    -         $100.00       $1,012,235,000.00 295,000     0.03%      0.23%    Goldman Sachs &      Goldman
Electric                                                                                            Co., Morgan          Sachs & Co.
Authority                                                                                           Stanley, BMO Capital
   of                                                                                               Markets, Citi, J.P.
 Georgia                                                                                            Morgan, Barclays
 6.655%                                                                                             Capital, BofA
   due                                                                                              Merrill Lynch,
4/1/2057                                                                                            FirsthSouthwest,
                                                                                                    Wells Fargo
                                                                                                    Securities



Ameriprise    03/08/10    -         $99.761       $750,000,000.00   70,000      0.01%      0.05%    Goldman Sachs & Co., Goldman
Financial                                                                                           Credit Suisse,       Sachs & Co.
  Inc.                                                                                              Morgan Stanley, BofA
 5.300%                                                                                             Merrill Lynch, HSBC,
   due                                                                                              J.P. Morgan, Wells
 3/15/20                                                                                            Fargo Securities



Vornado       03/23/10    -         $99.834       $500,000,000.00   195,000     0.04%      0.15     BofA Merrill Lynch,  UBS
Realty                                                                                              Citi, J.P. Morgan,   Securities
  Trust                                                                                             UBS Investment Bank,
 4.250%                                                                                             Deutsche Bank
   due                                                                                              Securities, Goldman
4/1/2015                                                                                            Sachs & Co., Morgan
                                                                                                    Stanley, RBS, Wells
                                                                                                    Fargo Securities,
                                                                                                    BNY Mellon Capital
                                                                                                    Markets, LLC, Daiwa
                                                                                                    Securities America
                                                                                                    Ind., PNC Capital
                                                                                                    Markets LLC, RBC
                                                                                                    Capital Markets,
                                                                                                    U.S. Bancorp
                                                                                                    Investments, Inc.



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

Duke          03/25/10    -         $99.983       $250,000,000.00   80,000      0.03%      0.06%    Morgan Stanley,      Wachovia
Realty LP                                                                                           Wells Fargo          Securities
 6.750%                                                                                             Securities,
   due                                                                                              Barclays Capital,
3/15/2020                                                                                           Credit Suisse,
                                                                                                    Morgan Keegan &
                                                                                                    Company, Inc.,
                                                                                                    Scotia Capital,
                                                                                                    SunTrust Robinson
                                                                                                    Humphrey



NBC           04/27/10    -         $99.845       $2,000,000,000.00 260,000     0.03%      0.17%    Goldman Sachs & Co., JP Morgan
Universal                                                                                           Morgan Stanley, BofA
  Inc.                                                                                              Merrill Lynch, Citi,
 5.150%                                                                                             Barclays Capital,
   due                                                                                              BNP Paribas, Credit
4/30/2020                                                                                           Suisse, Deutsche
                                                                                                    Bank Securities,
                                                                                                    Mitsubishi UFJ
                                                                                                    Securities, RBS,
                                                                                                    UBS, Investment
                                                                                                    Bank, Wells
                                                                                                    Fargo Securities,
                                                                                                    Blaylock Robert Van,
                                                                                                    LLC, CastleOak
                                                                                                    Securities, L.P.,
                                                                                                    Loop Capital
                                                                                                    Markets, LLC,
                                                                                                    Ramirez & Co., Inc.,
                                                                                                    The Williams Capital
                                                                                                    Group, L.P.
                                                                                                    J.P. Morgan



Bank of       06/02/10    -         $100.00       $2,000,000,000.00 615,000     0.03%      0.40%    Barclayss Capital    Barclays
Montreal                                                                                            Inc., Morgan Stanley Capital
 2.850%                                                                                             & Co. Incorporated,  Inc.
   due                                                                                              BMO Capital Markets
6/9/2015                                                                                            Corp., HSBC
                                                                                                    Securities, (USA)
                                                                                                    Inc., Barclays Bank
                                                                                                    PLC, Bank of
                                                                                                    Montreal, London,
                                                                                                    Branch, RBC Capital
                                                                                                    Markets Corporation,
                                                                                                    CIBC World Markets
                                                                                                    Corp., Scotia
                                                                                                    Capital (USA) Inc.,
                                                                                                    TD Securities (USA)
                                                                                                    LLC, NBF Securities
                                                                                                    (USA) Corp.,
                                                                                                    Desjardins Securities
                                                                                                    International Inc.,
                                                                                                    SG Americas
                                                                                                    Securities LLC,
                                                                                                    UniCredit Bank AG



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

Altria        06/08/10    -         $99.574       $800,000,000.00   85,000      0.01%      0.05%    Barclays Capital,    Barclays
Group Inc.                                                                                          Credit Suisse,       Capital
  4.125%                                                                                            Deutsche Bank        Inc.
   due                                                                                              Securities,
9/11/2015                                                                                           CastleOak Securities,
                                                                                                    L.P., Citi,
                                                                                                    Goldman Sachs &
                                                                                                    Co., HSBC, JP
                                                                                                    Morgan, Morgan
                                                                                                    Stanley, RBS,
                                                                                                    Santander,
                                                                                                    Scotia Capital,
                                                                                                    The Williams
                                                                                                    Capital Group,L.P.



 Genzyme      06/14/10   -         $99.684        $500,000,000.00   150,000     0.03%      0.09%    Credit Suisse,       Credit
  Corp.                                                                                             Goldman Sachs & Co., Suisse
 3.625%                                                                                             BofA Merrill Lynch,  Securities
   due                                                                                              Citi, Morgan Stanley,
6/15/2015                                                                                           RBS, Wells Fargo
                                                                                                    Securities



Teva          06/15/10   -         $99.876        $500,000,000.00   435,000     0.03%      0.09%    Goldman Sachs & Co., Goldman
Pharmaceutical                                                                                      Credit Suisse,       Sachs & Co.
Finance II                                                                                          Morgan Stanley,
 3.000%                                                                                             Barclays Capital,
   due                                                                                              Citi, BNP Paribas,
6/15/2015                                                                                           Credit Agricole CIB,
                                                                                                    HSBC




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